                                                               EXECUTION VERSION

                        MORTGAGE LOAN PURCHASE AGREEMENT

          THIS MORTGAGE LOAN PURCHASE AGREEMENT (this "Agreement") is dated as of April 11, 2008, between GOLDMAN SACHS MORTGAGE COMPANY, as seller (the
"Seller"), and CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC. ("CCMSI"), as
purchaser (the "Purchaser").

          The Seller intends to sell, and the Purchaser intends to purchase, certain multifamily and commercial mortgage loans (the "Mortgage Loans")
identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as
"Annex A". The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund
(the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the
"Certificates"). One or more "real estate mortgage investment conduit" ("REMIC")
elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be dated as of
April 1, 2008, among CCMSI, as depositor, Midland Loan Services, Inc. and
Capmark Finance Inc., as master servicers (each, a "Master Servicer" and, together, the "Master Servicers"), LNR Partners, Inc., as special servicer (the
"Special Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee").
Capitalized terms used herein (including the schedules attached hereto) but not defined herein (or in such schedules) have the respective meanings set forth in the Pooling and Servicing Agreement.

          CCMSI intends to sell certain Classes of the Certificates (the
"Publicly Offered Certificates") to Citigroup Global Markets Inc. ("CGMI"),
Goldman, Sachs & Co. ("Goldman"), Merrill Lynch, Pierce, Fenner & Smith
Incorporated and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters"), pursuant to an underwriting agreement dated as of the date hereof (the "Underwriting Agreement"), between CCMSI and the Underwriters. The
Publicly Offered Certificates are more particularly described in a prospectus supplement dated April 11, 2008 (the "Prospectus Supplement") and the accompanying base prospectus dated April 4, 2008 (the "Base Prospectus" and, together with the Prospectus Supplement, the "Prospectus").

          CCMSI further intends to sell the remaining Classes of the
Certificates (the "Privately Offered Certificates") to CGMI and Goldman,
pursuant to a certificate purchase agreement dated as of the date hereof (the
"Certificate Purchase Agreement"), between CCMSI, CGMI and Goldman (CGMI and
Goldman, in such capacity, together, the "Placement Agents"; the Underwriters and the Placement Agents, collectively, the "Dealers"). The Privately Offered
Certificates are more particularly described in an offering memorandum dated
April 11, 2008 (the "Memorandum").

          Certain Classes of the Certificates will be assigned ratings by
Moody's Investors Service, Inc. and/or Standard & Poor's Rating Services, a
division of The McGraw-Hill Companies, Inc. (together, the "Rating Agencies").

          In connection with its sale of the Mortgage Loans, the Seller shall enter into an indemnification agreement dated as of the date hereof (the
"Indemnification Agreement"), between the Seller, CCMSI and the Dealers.

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase.

          The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance as of the close of business on the Cut-off Date
(the "Initial Aggregate Mortgage Loan Balance") of $772,990,681 (subject to a variance of plus or minus 5.0%), after giving effect to any payments due on or before such date, whether or not such payments are received. The Initial
Aggregate Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Initial Pool Balance")
of $1,849,908,472 (subject to a variance of plus or minus 5.0%). The purchase and sale of the Mortgage Loans shall take place on April 25, 2008 or such other date as shall be mutually acceptable to the parties to this Agreement (the
"Closing Date"). The consideration (the "Aggregate Purchase Price") for the
Mortgage Loans shall consist of a cash amount, payable in immediately available funds, as reflected on the settlement statement agreed to by the Seller and the
Purchaser, which amount shall include interest accrued on the Mortgage Loans for the period from and including the Cut-off Date up to but not including the
Closing Date.

          The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

          SECTION 2. Conveyance of Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to receipt by the
Seller or its designee of the Aggregate Purchase Price and satisfaction or waiver of the other conditions to closing that are for the benefit of the
Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this
Agreement), all the right, title and interest of the Seller in and to the
Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing-released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance and any escrow, reserve or comparable accounts related to the
Mortgage Loans, subject, in the case of any Mortgage Loan that is part of a Loan
Combination, to the rights of the holder(s) of any other mortgage loan(s) in the related Loan Combination in such proceeds and reserve or comparable accounts, and further subject to the understanding that the Seller will sell certain servicing rights to the applicable Master Servicer pursuant to a servicing rights purchase agreement between such Master Servicer and the Seller, and may require that a particular primary servicer remain in place with respect to any or all of the Mortgage Loans.

          (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

          (c) No later than the Closing Date, the Seller shall, on behalf of the
Purchaser, deliver or cause to be delivered to the Trustee (with a copy (except in the case of any letter of credit referred to in clause (xi)(D) below) to the applicable Master Servicer and the Special Servicer within ten (10)

Business Days after the Closing Date) the documents and instruments specified below under clauses (i), (ii), (vii), (ix)(A) and (xi)(D) and shall, not later than the date that is 30 days after the Closing Date, deliver or cause to be delivered to the Trustee (with a copy to the applicable Master Servicer) the remaining documents and instruments specified below, in each case with respect to each Mortgage Loan that is a Serviced Trust Mortgage Loan (the documents and instruments specified below, collectively, the "Mortgage File"). The Mortgage
File for each Mortgage Loan that is a Serviced Trust Mortgage Loan shall contain the following documents:

               (i) (A) the original executed Mortgage Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of "Wells Fargo Bank, N.A., as trustee for the registered holders of Citigroup Commercial Mortgage Trust 2008-C7,
     Commercial Mortgage Pass-Through Certificates, Series 2008-C7", or in blank
     (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto), and (B) if the subject Mortgage Loan is part of a
     Serviced Loan Combination, a copy of the executed Mortgage Note for each related Serviced Non-Trust Mortgage Loan;

               (ii) an original or a copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated
     thereon or certified by the applicable recording office or, in the case of a MERS Mortgage Loan (as defined below), an original or a copy of the
     Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office, with language noting the presence of the MIN (as defined below) of such Mortgage Loan and language indicating that such Mortgage
     Loan is a MERS Mortgage Loan;

               (iii) an original or a copy of any related Assignment of Leases
     (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office or, in the case of a MERS Mortgage Loan, an original or a copy of any related
     Assignment of Leases (if such item is a document separate from the
     Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office, with language noting the presence of the MIN of such
     Mortgage Loan and language indicating that such Mortgage Loan is a MERS
     Mortgage Loan;

               (iv) an original executed assignment, in recordable form (except for any missing recording information and, if delivered in blank, the name of the assignee), of (A) the Mortgage, (B) any related Assignment of Leases
     (if such item is a document separate from the Mortgage) and (C) any other recorded document relating to the subject Mortgage Loan otherwise included in the Mortgage File, in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Citigroup Commercial Mortgage Trust 2008-C7,
     Commercial Mortgage Pass-Through Certificates, Series 2008-C7" (and, if the
     subject Mortgage Loan is part of a Serviced Loan Combination, also on behalf of the related Serviced Non-Trust Mortgage Loan Noteholder(s)), or in blank or, in the case of a MERS Mortgage Loan, evidence from MERS indicating the Trustee's ownership of such Mortgage Loan on the MERS(R)
     Commercial System and the

     Trustee as the beneficiary of the assignment(s) of (x) the Mortgage, (y)
     any related Assignment of Leases (if such item is a document separate from the Mortgage) and (z) any other recorded document relating to such Mortgage
     Loan otherwise included in the Mortgage File;

               (v) an original assignment of all unrecorded documents relating to the subject Mortgage Loan (to the extent not already covered by the assignment to be delivered pursuant to clause (iv) above), in favor of
     "Wells Fargo Bank, N.A., as trustee for the registered holders of Citigroup
     Commercial Mortgage Trust 2008-C7, Commercial Mortgage Pass-Through
     Certificates, Series 2008-C7" (and, if the subject Mortgage Loan is part of a Serviced Loan Combination, also on behalf of the related Serviced
     Non-Trust Mortgage Loan Noteholder(s)), or in blank or, in the case of a
     MERS Mortgage Loan (to the extent not already evidenced pursuant to clause
     (iv) above), evidence from MERS indicating the Trustee's ownership of the
     Mortgage Loan on the MERS(R) Commercial System and the Trustee as
     beneficiary of the assignment(s) of unrecorded documents related to the
     Mortgage Loan;

               (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed or consolidated;

               (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or specimen version of, or a marked commitment for, the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company)
     to issue such title insurance policy;

               (viii) any filed copies (bearing evidence of filing) or other evidence of filing reasonably satisfactory to the Purchaser of any prior
     UCC Financing Statements in favor of the originator of the subject Mortgage
     Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements when it was to deliver the subject Mortgage File on or prior to the Closing Date), unless not yet returned by the applicable filing office; and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC
     Financing Statement assignment, in form suitable for filing in favor of
     "Wells Fargo Bank, N.A., as trustee for the registered holders of Citigroup
     Commercial Mortgage Trust 2008-C7, Commercial Mortgage Pass-Through
     Certificates, Series 2008-C7" (and, if the subject Mortgage Loan is part of a Serviced Loan Combination, also on behalf of the related Serviced
     Non-Trust Mortgage Loan Noteholder(s)), as assignee, or in blank or, in the case of a MERS Mortgage Loan, evidence from MERS indicating the Trustee's ownership of such Mortgage Loan on the MERS(R) Commercial System and the
     Trustee as the beneficiary of any effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC
     Financing Statements;

               (ix) an original or a copy of any (A) Ground Lease and ground lessor estoppel, (B) loan guaranty or indemnity, (C) lender's environmental insurance policy or indemnity agreement or (D) lease enhancement policy;

               (x) any intercreditor, co-lender or similar agreement relating to permitted debt of the Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

               (xi) copies of any (A) loan agreement, (B) escrow agreement, (C)
     security agreement, (D) lockbox agreement and cash management agreement or
     (E) letter of credit relating to a Trust Mortgage Loan (with the original of any such letter of credit to be delivered to the applicable Master
     Servicer); and

               (xii) with respect to hospitality properties, a copy of any related franchise agreement, any related "comfort" letter and any transfer documents with respect to that comfort letter.

          No later than the Closing Date, the Seller shall, on behalf of the
Purchaser, deliver or cause to be delivered to the Trustee the documents and instruments specified below with respect to each of the Mortgage Loans that are
Outside Serviced Trust Mortgage Loans (with respect to each such Mortgage Loan, the documents and instruments specified below, collectively, the "Mortgage
File"). The Mortgage File for each Mortgage Loan that is an Outside Serviced
Trust Mortgage Loan shall contain the following documents:

          (x) the original executed Mortgage Note for the subject Mortgage Loan including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of "Wells Fargo Bank, N.A., as trustee for the registered holders of Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mortgage
Pass-Through Certificates, Series 2008-C7" or in blank, (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto);

          (y) an executed copy of the related Co-Lender Agreement; and

          (z) an executed copy of the related Outside Servicing Agreement (or, if not delivered on the Closing Date, within five (5) Business Days of such
Outside Servicing Agreement being duly delivered and becoming effective).

          The Seller hereby further represents and warrants that with respect to the Outside Serviced Trust Mortgage Loans, it has delivered to the Outside
Trustee the documents constituting the "mortgage file" within the meaning of the related Outside Servicing Agreement in connection with its sale of one or more of the related Non-Trust Mortgage Loans to the depositor for the commercial mortgage securitization transaction to which such Outside Servicing Agreement relates.

          The foregoing document delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

          With respect to any Crossed Loan, the existence in the Mortgage File for any such Crossed Loan of any document required to be included therein shall be sufficient to satisfy the requirements of this Agreement for delivery of such document as a part of the Mortgage File for the other Crossed Loan(s) in the subject Crossed Group, to the extent that such document is also required to be part of the Mortgage File for such other Crossed Loan(s) in the subject Crossed
Group.

          References in this Agreement to "Document Defect" mean that any document constituting part of the Mortgage File for any Mortgage Loan has not been properly executed, is missing (beyond the time period required for its delivery hereunder), contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan
Schedule or does not appear regular on its face.

          For purposes of this Section 2(c):

          "MERS" means Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

          "MERS Mortgage Loan" means any Mortgage Loan registered with MERS on the MERS(R) Commercial System, as to which MERS is acting as mortgagee, solely as nominee for the Seller and its successors and assigns, which Mortgage Loans are identified on Schedule V hereto.

          "MERS(R) Commercial System" means an electronic registry maintained by
MERS that tracks changes in loan servicing and beneficial ownership rights.

          "MIN" means the mortgage identification number on the MERS(R)
Commercial System for any MERS Mortgage Loan.

          (d) The Seller, at its own cost and expense, shall retain an independent third party (the "Recording/Filing Agent") that shall, as to each
Mortgage Loan (other than Outside Serviced Trust Mortgage Loans), promptly (and in any event, as to any such Mortgage Loan, within 90 days following the later of (i) the Closing Date and (ii) the delivery of the related Mortgage(s),
Assignment(s) of Leases, recordable documents and UCC Financing Statements to the Trustee) complete (if and to the extent necessary) and cause to be submitted for recording or filing, as the case may be, in favor of the Trustee in the appropriate public office for real property records or UCC Financing Statements, as appropriate, each assignment of Mortgage, assignment of Assignment of Leases and assignment of any other recordable documents relating to each such Mortgage
Loan, referred to in Sections 2(c)(iv)(A), (B) and (C) and each assignment of a
UCC Financing Statement in favor of the Trustee and so delivered to the Trustee and referred to in Section 2(c)(viii). The Seller shall cause the recorded original of each such assignment of recordable documents to be delivered to the
Trustee or its designee following recording, and shall cause the file copy of each such UCC Financing Statement to be delivered to the Trustee or its designee following filing; provided that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Seller or the Recording/Filing Agent shall obtain therefrom a copy of the recorded original, which shall be delivered to the Trustee or its designee. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall promptly prepare or cause to be prepared a substitute therefor or cure such defect, as the case may be, and thereafter cause the same to be duly recorded or filed, as appropriate. The Seller shall be responsible for the out-of-pocket costs and expenses of the Purchaser, any party to the Pooling and Servicing
Agreement, the Recording/Filing Agent and itself in connection with its performance of the recording, filing and delivery obligations contemplated above.

          If, on the Closing Date as to any MERS Mortgage Loan, the Seller does not deliver written evidence of the Trustee's ownership of such Mortgage Loan on the MERS(R) Commercial System showing the Trustee as a beneficiary of the assignment referred to in each of clause (iv) and (v) of the definition of
"Mortgage File" or the UCC Financing Statements referred to in clause (viii) of the definition of "Mortgage File", the Seller may satisfy the delivery requirements of this Agreement and

Section 2.01(b) of the Pooling and Servicing Agreement by delivering such evidence of ownership within 90 days following the Closing Date; provided that, during such time, the Seller shall execute any documents requested by the applicable Master Servicer or the Special Servicer with respect to such MERS
Mortgage Loan that, in the reasonable discretion of such Master Servicer or the
Special Servicer (exercised in accordance with the Servicing Standard), are necessary to evidence the Trustee's ownership of, or are otherwise required for an immediate servicing need with respect to, such Mortgage Loan.

          (e) The Seller shall deliver or cause to be delivered to the applicable Master Servicer or such Master Servicer's designee: (i) within ten
(10) days after the Closing Date, all documents and records in the Seller's possession (except draft documents, attorney-client privileged communications and internal correspondence, credit underwriting or due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations and other underwriting analysis of the Seller) relating to, and necessary for the servicing and administration of, each Mortgage Loan (other than an Outside
Serviced Trust Mortgage Loan) and that are not required to be part of the
Mortgage File in accordance with the definition thereof (including, without limitation, any original letters of credit relating to any Mortgage Loan); and
(ii) within two (2) Business Days after the Closing Date, any and all escrow amounts and reserve amounts in the Seller's possession or under its control that relate to the Mortgage Loans (other than an Outside Serviced Trust Mortgage
Loan).

          (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan (other than an Outside
Serviced Trust Mortgage Loan). Without limiting the generality of the foregoing, if a draw upon any such letter of credit is required before its transfer to the
Trust Fund can be completed, the Seller shall draw upon such letter of credit for the benefit of the Trust pursuant to written instructions from the applicable Master Servicer.

          (g) After the Seller's transfer of the Mortgage Loans to or at the direction of the Purchaser, the Seller shall not take any action to suggest that the Purchaser is not the legal owner of the Mortgage Loans.

          SECTION 3. Representations, Warranties and Covenants of Seller.

          (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

               (i) The Seller is a limited partnership organized and validly existing and in good standing under the laws of the State of New York and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights in general and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations

     limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

               (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this
     Agreement will not (A) violate the Seller's organizational documents, (B)
     violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which violation, default or breach, in the case of either clause (iii)(B) or (iii)(C) might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the financial condition or the operations of the Seller or its properties (taken as a whole) or have consequences that would materially and adversely affect its performance hereunder;

               (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the financial condition or the operations of the Seller or its properties (taken as a whole) or have consequences that would materially and adversely affect its performance hereunder;

               (v) The Seller is not a party to or bound by any agreement or instrument or subject to any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the
     Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this
     Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

               (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this
     Agreement or the consummation of the transactions involving the Seller contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

               (vii) No litigation is pending or, to the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement; and

               (viii) For purposes of accounting under generally accepted accounting principles ("GAAP"), and for federal income tax purposes, the
     Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration contemplated by this Agreement. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage
     Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the
     Purchaser. The Seller is not transferring the Mortgage Loans to the
     Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller or on account of an antecedent debt.

          (b) The Seller hereby makes, on the date hereof and on the Closing
Date, the representations and warranties contained in Schedule I and Schedule II hereto with respect to each Mortgage Loan, for the benefit of the Purchaser, which representations and warranties are subject to the exceptions set forth on
Schedules III and IV. References in this Agreement to "Breach" mean a breach of any such representations and warranties made pursuant to this Section 3(b) with respect to any Mortgage Loan.

          (c) If the Seller receives, pursuant to Section 2.03(a) of the Pooling and Servicing Agreement, written notice of a Document Defect or a Breach relating to a Mortgage Loan, and if such Document Defect or Breach shall materially and adversely affect the value of the applicable Mortgage Loan or the interests of the Certificateholders therein, then the Seller shall, not later than ninety (90) days from receipt of such notice (or, in the case of a Document
Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage"
within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than ninety (90) days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach, provided the Seller receives such notice in a timely manner), at the Seller's option, (i) cure such Document
Defect or Breach, as the case may be, in all material respects, or, if such
Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (ii) repurchase the affected Mortgage Loan at the applicable
Purchase Price not later than the end of such 90-day period, or (iii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the applicable Master Servicer for deposit into its Collection Account, any Substitution Shortfall Amount in
connection therewith; provided that, if a Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, then unless such Document Defect or Breach would cause the Mortgage Loan not to be a Qualified Mortgage, such Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute for the related Mortgage Loan); and provided, further, that with respect to such additional 90-day period the Seller shall have delivered an officer's certificate to the Trustee setting forth what actions the
Seller is pursuing in connection with the cure thereof and stating that the
Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is an uncured Document Defect that, to the Seller's knowledge existed as of the Closing Date, and that materially and adversely affects the value of the applicable Mortgage Loan or the interests of the Certificateholders therein, the
Seller shall provide the officer's certificate to the Trustee described above as to the reasons such Document Defect remains uncured and as to the actions being taken to pursue cure.

          No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date in such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related due date in the month of substitution shall be part of the Trust Fund, and Periodic Payments received with respect to the replaced Mortgage Loan or a repurchased Mortgage Loan after the related date of substitution or repurchase, as the case may be, shall belong to the Seller. Periodic Payments due with respect to any Qualified Substitute
Mortgage Loan on or prior to the related due date in the month of substitution shall not be part of the Trust Fund and shall be remitted to the Seller promptly following receipt, and Periodic Payments received with respect to the replaced
Mortgage Loan or a repurchased Mortgage Loan up to and including the related date of substitution or repurchase, as the case may be, shall belong to the
Trust Fund.

          (d) If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described above, (ii) such Mortgage Loan is a
Crossed Loan, and (iii) the applicable Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other
Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to each other
Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for the remaining Crossed Loan(s)
in the related Crossed Group as provided above, unless: (x) such other Crossed
Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria; (y)
the Seller (at its expense) shall have furnished the Trustee with an Opinion of
Counsel to the effect that the repurchase of or substitution for the affected
Crossed Loan only, including, without limitation, any modification required with respect to such repurchase or substitution, shall not cause an Adverse REMIC
Event; and (z) the repurchase of or substitution for the affected Crossed Loan only shall satisfy all other criteria for repurchase or substitution, as applicable, of Mortgage Loans set forth herein or in the Pooling and Servicing
Agreement. If the conditions set forth in clauses (x), (y) and (z) of the prior sentence are satisfied, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document Defect or
Breach exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any
Appraisal required to be obtained by the applicable Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld). To the extent that the Seller is required to purchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Purchaser continues to hold any other Crossed Loans in such
Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including, with respect to the Purchaser, the Primary Collateral securing the
Crossed Loans still held by the Purchaser, so long as such exercise does not materially impair the ability of the other party to exercise its remedies against its Primary Collateral.

          If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary
Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage
Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents or, if not specified in the related Mortgage Loan documents, on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a
Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation
(including but not limited to recoverable attorney fees) shall be paid by the
Seller.

          Notwithstanding any of the foregoing provisions of this Section 3(d), if there is a Document Defect or Breach (which Document Defect or Breach shall materially and adversely affect the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or replace the Mortgage Loan if (i) the affected
Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and

                                       10

such Mortgaged Property(ies) are, in fact, released) and, to the extent not covered by the applicable release price (if any) required under the related
Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the Special Servicer, the Trustee or
the Trust Fund in connection with such release, (ii) the remaining Mortgaged
Property(ies) satisfy the requirements, if any, set forth in the related
Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause any REMIC created under the Pooling and
Servicing Agreement to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions and (iii) the Seller obtains from each Rating Agency then rating the Certificates and delivers to the Trustee and the applicable Master Servicer written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, downgraded or withdrawn.

          (e) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a
Servicing Officer certifying as to the receipt of the Purchase Price or
Substitution Shortfall Amount(s), as applicable, in the Collection Account maintained by the applicable Master Servicer, and the delivery of the Mortgage
File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage
Loan(s) to the Trustee and the applicable Master Servicer, respectively, if applicable, (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the applicable Master Servicer or the
Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the
Trustee, the applicable Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the
Seller, all portions of the Mortgage File and other documents pertaining to such
Mortgage Loan possessed by it, and (iii) the applicable Master Servicer and the
Special Servicer shall release to the Seller any Escrow Payments and Reserve
Funds held by it in respect of such repurchased or replaced Mortgage Loans.

          (f) This Section 3 provides the sole remedy available to the
Certificateholders or the Trustee on behalf of the Certificateholders, respecting any Document Defect or Breach and the Purchaser acknowledges and agrees that the representations and warranties made herein by the Seller pursuant to Section 3(b) are solely for risk allocation purposes.

          (g) If, upon any payment in full with respect to any MERS Mortgage
Loan, none of the Trustee, the applicable Master Servicer or any Sub-Servicer of such Mortgage Loan is registered with MERS and is unable to reflect the release of the related Mortgage on the MERS(R) Commercial System, the Seller shall take all necessary action to reflect the release of such Mortgage on the MERS(R)
Commercial System and shall take such other actions as are necessary to enable such Master Servicer and the Trustee to comply with the provisions of Section
3.10 of the Pooling and Servicing Agreement and any other provisions relating to the release of the Mortgage Loan or the related Mortgage File.

          SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

          (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage
Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

                                       11

          (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (i) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (ii) other laws relating to or affecting the rights of creditors generally, or (iii) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (c) The Purchaser is not a party to or bound by any agreement or instrument or subject to any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

          (d) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by such Purchaser of, or compliance by such Purchaser with, this
Agreement or the consummation of the transactions of such contemplated by this
Agreement, except for any consent, approval, authorization or order which has been obtained prior to the actual performance by such Purchaser of its obligations under this Agreement, or which, if not obtained would not have a materially adverse effect on the ability of such Purchaser to perform its obligations hereunder.

          (e) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (i) any term or provision of the
Purchaser's certificate of incorporation or bylaws, (ii) any term or provision of any material agreement, contract, instrument or indenture, to which the
Purchaser is a party or by which the Purchaser is bound, or (iii) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition
(financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

          (f) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a
sale of the Mortgage Loans to the Purchaser in exchange for the consideration contemplated by this Agreement.

          (g) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

          (h) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default

                                       12

might have consequences that would materially and adversely affect the condition
(financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

          SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Thacher Proffitt & Wood LLP, New
York, New York on the Closing Date.

          The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller set forth in or made pursuant to Section 3(a) and Section 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the
Closing Date;

          (b) The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to CCMSI, the Seller, the Dealers and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (c) The Seller or its designee shall have delivered and released to the Trustee (or a Custodian on its behalf) and the applicable Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and such Master Servicer on or before the Closing Date pursuant to Section 2 of this Agreement;

          (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall each have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (e) The Seller shall have paid all fees and expenses payable by it to
CCMSI or otherwise pursuant to this Agreement as of the Closing Date; and

          (f) CCMSI and the Dealers shall have received letters from an independent accounting firm reasonably acceptable to CCMSI and the Seller in form satisfactory to CCMSI, relating to certain information regarding the
Mortgage Loans and Certificates as set forth in the Prospectus, the Prospectus
Supplement and other disclosure documents.

          Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 6. Closing  Documents.  The Closing Documents shall consist of the following:

          (a) This Agreement, the Pooling and Servicing Agreement and the
Indemnification Agreement, in each case duly executed by all parties thereto;

          (b) A certificate of the Seller, executed by the Seller and dated the
Closing Date, and upon which CCMSI and the Dealers may rely, to the effect that:
(i) the representations and warranties

                                       13

of the Seller in this Agreement and the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date, subject, in the case of the representations and warranties made by the Seller pursuant to Section 3(b) of this Agreement, to the exceptions to such representations and warranties set forth in Schedules III and
IV to this Agreement; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

          (c) An officer's certificate from the Seller, dated the Closing Date, and upon which CCMSI and the Dealers may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this
Agreement or any other document or certificate delivered on or before the
Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

          (d) True and complete copies of the certificate of limited partnership and partnership agreement of the Seller (as certified to by the Secretary or an assistant secretary of the Seller), and a certificate of existence of the Seller issued by the State of New York not earlier than thirty (30) days prior to the
Closing Date;

          (e) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), relating to certain corporate and enforceability matters and in form and substance reasonably satisfactory to CCMSI, the Dealers and their respective counsel and the Rating Agencies, dated the Closing Date and addressed to CCMSI, the Trustee, the Dealers and the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies;

          (f) Such further certificates, opinions and documents as the Purchaser may  reasonably  request prior to the sale of the Mortgage Loans by the Seller to the Purchaser; and

          (g) A written opinion of counsel for the Purchaser (which opinion may be from in-house counsel, outside counsel, or a combination thereof, and may include a reliance letter addressed to the Seller with respect to opinions given to other parties) relating to certain corporate and enforceability matters and in form and substance reasonably satisfactory to the Seller and its counsel, dated the Closing Date and addressed to the Seller.

          SECTION 7. Costs. The Seller shall pay (or shall reimburse the
Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the Initial Aggregate Mortgage
Loan Balance represents of the Initial Pool Balance, the exact amount of which shall be as set forth in or determined pursuant to the memorandum of understanding, to which the Seller and the Purchaser (or affiliates thereof) are parties, with respect to the transactions contemplated by this Agreement): (i)
the costs and expenses of delivering the Pooling and Servicing Agreement and the
Certificates; (ii) the costs and expenses of printing (or otherwise reproducing)
and delivering a final Prospectus and Memorandum and other customary offering materials relating to the Certificates; (iii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees) incurred in connection with the securitization of the Mortgage Loans and the Other Mortgage
Loans; (iv) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (v) the fees charged by the
Rating Agencies to rate the Certificates so rated; (vi) the fees and

                                       14

disbursements of a firm of certified public accountants selected by the
Purchaser and the Seller with respect to numerical information in respect of the
Mortgage Loans, the Other Mortgage Loans and the Certificates included in the
Prospectus, the Memorandum and other customary offering materials, including the cost of obtaining any "comfort letters" with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky"
survey and in connection with any determination of the eligibility of the
Certificates for investment by institutional investors and the preparation of any legal investment survey; (viii) the expenses of printing any such "Blue Sky"
survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the Dealers. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

          The Seller and the Purchaser agree that each of the Underwriters and the Placement Agents shall be a third party beneficiary of the Seller's obligation to pay the costs, fees and expenses specified in this Section 7.

          SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the
Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform
Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage
Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Collection
Accounts, the Distribution Account or, if established, the REO Accounts (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans pursuant to the
Pooling and Servicing Agreement, as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Purchaser or any of its agents, including, without limitation, the Custodian on behalf of the Trustee, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform
Commercial Code of the applicable jurisdiction; and (v) notifications to persons
(other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law.
The Seller and the Purchaser shall, to the extent consistent with this
Agreement, take such actions as may be necessary to ensure that, if this
Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such

                                       15

throughout the term of this Agreement and the Pooling and Servicing Agreement, and in connection therewith the Seller authorizes the Purchaser to file any and all appropriate Uniform Commercial Code financing statements.

          SECTION 9. Notices. All notices, copies, requests, consents, demands and other communications in connection herewith shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices"
specified for such party on Exhibit A hereto or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          SECTION 10. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by CCMSI to the Trustee).

          SECTION 11. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          SECTION 12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

          SECTION 13. GOVERNING LAW; WAIVER OF TRIAL BY JURY. THIS AGREEMENT AND
THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL
BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE
PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK
GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. THE PARTIES HERETO HEREBY
WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY
ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE,
RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS
CONTEMPLATED HEREBY.

          SECTION 14. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the

                                       16

action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

          SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 16. Successors and Assigns. The rights and obligations of the
Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser and their permitted successors and assigns. No holder or beneficial owner of a Certificate shall be deemed a permitted successor or assign to the
Purchaser solely by reason of its interest in such Certificate.

          SECTION 17. Entire Agreement; Amendments. This Agreement supercedes all prior agreements and understandings relating to the subject matter hereof.
No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein, Section 2.01(d) thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

          SECTION 18. Accountants' Letters. The parties hereto shall cooperate with accountants designated by CCMSI and reasonably acceptable to the Seller in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting
Agreement and/or the Certificate Purchase Agreement.

          SECTION 19. Knowledge. Whenever a representation or warranty or other statement in this Agreement is made with respect to a Person's "knowledge", such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

          SECTION 20. Disclosure Materials. The Purchaser shall provide the
Seller with a copy of the Memorandum and the Prospectus Supplement promptly following their becoming available.

          SECTION 21. No Third Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Sections 7 and 16.

          SECTION 22. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating and agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party's behalf.

                                       17

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

                                       18

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        SELLER

                                        GOLDMAN SACHS MORTGAGE COMPANY

                                        By: GOLDMAN SACHS REAL ESTATE
                                            FUNDING CORP.,
                                            its General Partner

                                        By: /s/ Mark Buono
                                            ------------------------------------
                                            Name: Mark Buono
                                            Title: Vice President

                                        PURCHASER

                                        CITIGROUP COMMERCIAL MORTGAGE
                                           SECURITIES INC.

                                        By: /s/ Angela Vleck
                                            ------------------------------------
                                            Name: Angela Vleck
                                            Title: Vice President

                      GSMC MORTGAGE LOAN PURCHASE AGREEMENT

                                    EXHIBIT A

ADDRESS FOR NOTICES

Seller:

Address for Notices:

Goldman Sachs Mortgage Company
85 Broad Street
New York, New York 10004
Attention: Emily Brooks Garriott
Facsimile Number: 212-346-3594

With a copy to:
Susan Helfrick
Facsimile Number: 917-977-3540

Purchaser:

Address for Notices:

Citigroup Commercial Mortgage Securities Inc.
388 Greenwich Street
New York, New York 10013
Attn: Angela Vleck
Facsimile Number: (212) 816-8307

                                   SCHEDULE I

                 GENERAL MORTGAGE REPRESENTATIONS AND WARRANTIES

1.   Mortgage Loan Schedule. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and accurate in all material respects as of the Cut-off Date and contains all information required by the Pooling and Servicing Agreement to be contained therein.

2.   Legal Compliance - Origination. As of the date of its origination, such
     Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; provided that the foregoing representation and warranty does not address or otherwise cover any matters with respect to federal, state or local law otherwise covered in this Schedule I.

3.   Good Title; Conveyance. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such
     Mortgage Loan, other than the rights of the holder of a related Non-Trust
     Mortgage Loan pursuant to the related Co-Lender Agreement or a related
     Outside Servicing Agreement. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest, other than the rights of a holder of a Non-Trust
     Mortgage Loan pursuant to the related Co-Lender Agreement or a related
     Outside Servicing Agreement.

4.   Future Advances. The proceeds of such Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the Mortgaged Property), and there is no requirement for future advances thereunder by the mortgagee.

5.   Legal, Valid and Binding Obligation; Assignment of Leases. Each related
     Mortgage Note, Mortgage, Assignment of Leases (if contained in a document separate from the Mortgage) and other agreement that evidences or secures such Mortgage Loan and was executed in connection with such Mortgage Loan by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except (i) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in

                                       I-1

     equity or at law). The Assignment of Leases (as set forth in the related
     Mortgage or in a document separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan) establishes and creates a valid and enforceable first priority assignment of, or a valid first priority security interest in, the related Mortgagor's right to receive payments due under all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the Mortgaged Property, subject to any license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such leases, and subject to the limitations set forth above. The related Mortgage Note, Mortgage and
     Assignment of Leases (if contained in a document separate from the
     Mortgage) contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other
     Person.

6.   No Offset or Defense. Subject to the limitations set forth in paragraph
     (5), as of the date of its origination there was, and as of the Cut-off
     Date there is, no valid right of offset and no valid defense, counterclaim, abatement or right to rescission with respect to any of the related
     Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, Additional
     Interest, prepayment premiums or yield maintenance charges.

7.   Assignment of Mortgage and Assignment of Assignment of Leases. Subject to
     the limitations set forth in paragraph (5), each assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee (or in the case of an Outside Serviced Trust Mortgage Loan, the assignment in favor of the current holder of the related Mortgage) constitutes the legal, valid and binding assignment from the Seller. Any assignment of a Mortgage and assignment of Assignment of Leases are recorded (or have been submitted for recording) in the applicable jurisdiction. Notwithstanding the foregoing representation of the Seller in this paragraph (7), if the related Mortgage or Assignment of Leases has been recorded in the name of
     MERS or its designee, no assignment of Mortgage or assignment of Assignment of Leases in favor of the Trustee is required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of
     MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

8.   Mortgage Lien. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property (and/or Ground Lease, if applicable), subject to the limitations set forth in paragraph (5) and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, (c) the exceptions
     (general and specific) and exclusions set forth in the applicable Title
     Policy (described in paragraph (12) below) or appearing of record, (d)
     other matters to which like properties are commonly subject, (e) the right of tenants (whether under ground leases, space leases or operating leases)
     pertaining to the related Mortgaged Property and condominium declarations,
     (f) if such Mortgage Loan is a Crossed Loan, the lien of the Mortgage for the other Crossed Loan(s) in the related Crossed Group and (g) if such
     Mortgage Loan is part of a Loan Combination, the rights of the holder of the related Non-Trust Mortgage Loan pursuant to the related Co-Lender
     Agreement or a related Outside Servicing Agreement, none of which exceptions described in clauses (a) - (f) above, individually or in the aggregate, materially and adversely interferes with (1) the current use of the related Mortgaged Property, (2) the security

                                      I-2

     intended to be provided by such Mortgage, (3) the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or (4) the value of the related Mortgaged Property. The related Mortgaged Property is free and clear of any mechanics' or other similar liens or claims which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy. To the Seller's actual knowledge no rights are outstanding that under applicable law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage, unless such lien is bonded over, escrowed for or covered by insurance.

9.   UCC Filings. If the related Mortgaged Property is operated as a hospitality property, the Seller has filed or caused to be filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), UCC Financing Statements in the appropriate public filing and/or recording offices necessary at the time of the origination of the
     Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate such Mortgaged Property owned by such Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement as permitted under the terms of the related Mortgage Loan documents or any other personal property leases applicable to such personal property, which in any event will not materially interfere with the security intended to be provided by the related Mortgage, the current principal use and operation of the related
     Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service the Mortgage Loan), to the extent perfection may be effected pursuant to applicable law by recording or filing, as the case may be. Subject to the limitations set forth in paragraph (5), each related Mortgage (or equivalent document) creates a valid and enforceable lien and security interest on the items of personalty described above. No representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC
     Financing Statements are required in order to effect such perfection.

10.  Taxes and Assessments. All real estate taxes and governmental assessments, or installments thereof, which could be a lien on the related Mortgaged
     Property and that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established.
     For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

11.  Condition of Mortgaged Property; No Condemnation. To the Seller's actual knowledge, based solely upon due diligence customarily performed in connection with the origination of comparable mortgage loans, as of the
     Cut-off Date, (a) each related Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan and (b)
     there was no proceeding pending for the total or partial condemnation of such Mortgaged Property. With respect to any related Mortgaged Property that is located in counties in Alabama, Louisiana or Texas that, as of the
     Cut-off Date, are listed on the Federal Emergency Management Agency's
     ("FEMA") internet website as having been designated by FEMA for "Individual
     Assistance" or "Public Assistance"

                                      I-3

     following Hurricane Katrina or Hurricane Rita, as of the Cut-off Date,
     there is no material damage.

12.  Title Insurance. The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan (or in the case of a
     Mortgage Loan secured by multiple Mortgaged Properties, an allocable portion thereof) is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction (the "Title Policy"), insuring the originator of the Mortgage Loan, its successors and assigns, subject only to the Title
     Exceptions; such originator or its successors or assigns is the named insured of such policy; such policy is assignable without consent of the insurer and will inure to the benefit of the Trustee as mortgagee of record
     (or, with respect to an Outside Serviced Trust Mortgage Loan, the holder of the related Mortgage); such policy, if issued, is in full force and effect and all premiums thereon have been paid; no claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally-recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required. The Title Policy contains no material exclusion for, or alternatively it insures (unless such coverage is unavailable in the relevant jurisdiction) against any loss due to (a) lack of access to a public road and (b) encroachment of any material portion of the improvements thereon.

13.  Insurance. As of the Mortgage Loan origination date, and to the actual knowledge of the Seller, as of the Cut-off Date, all insurance coverage required under the related Mortgage Loan documents was in full force and effect. Each Mortgage Loan requires insurance in such amounts and covering such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, including requirements for (a)
     a fire and extended perils insurance policy, in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Mortgaged Property, or (ii) the initial principal balance of the Mortgage Loan (or in the case of a
     Mortgage Loan that is part of a Loan Combination, the initial aggregate principal balance of the Loan Combination), and in any event, in an amount necessary to prevent operation of any co-insurance provisions, (b) except if such Mortgaged Property is operated as a mobile home park, business interruption or rental loss insurance, in an amount at least equal to 12 months of operations of the related Mortgaged Property (or in the case of a
     Mortgaged Property without any elevator, 6 months) and (c) comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged
     Property, in an amount customarily required by prudent institutional lenders. To the actual knowledge of the Seller, as of the Cut-off Date, all premiums due and payable through the Closing Date have been paid and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller. Except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial and multifamily mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage, the related
     Mortgage Loan documents require that any insurance proceeds in respect of a casualty loss be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property or (ii) to the reduction of the outstanding principal balance of the Mortgage Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent commercial and

                                      I-4

     multifamily institutional lenders for similar loans. The insurance policies each contain a standard mortgagee clause naming the Seller and its successors and assigns as loss payee or additional insured, as applicable, and each insurance policy provides that it is not terminable without 30 days prior written notice to the mortgagee (or, with respect to non-payment, 10 days prior written notice to the mortgagee) or such lesser period as prescribed by applicable law. The loan documents for each
     Mortgage Loan (a) require that the Mortgagor maintain insurance as described above or permit the mortgagee to require that the Mortgagor maintain insurance as described above, and (b) permit the mortgagee to purchase such insurance at the Mortgagor's expense if the Mortgagor fails to do so. The insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required.

14.  No Material Default. (A) Other than payments due but not yet 30 days or more delinquent, to the Seller's actual knowledge, based upon due diligence customarily performed in connection with the servicing of comparable mortgage loans by prudent commercial and multifamily institutional lenders,
     (i) there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage
     Note(s), and (ii) there is no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under the related
     Mortgage or Mortgage Note(s), (B) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or
     Mortgage Note(s), unless a written waiver to that effect is contained in the related Mortgage File being delivered pursuant to the Pooling and
     Servicing Agreement, and (C) pursuant to the terms of the related Mortgage
     Loan documents, no Person or party other than the holder of such Mortgage
     Note(s) (or with respect to an Outside Serviced Trust Mortgage Loan, the applicable servicer as permitted by the applicable Outside Servicing
     Agreement) may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note(s); provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any representation and warranty made by the Seller elsewhere in this Schedule I
     (including any schedule or exhibit hereto).

15.  Payment Record. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

16.  Servicing. The servicing and collection practices used by the Seller (or any servicer acting on its behalf) with respect to the Mortgage Loan have been, in all respects, legal and have met customary industry standards for servicing of commercial loans for conduit loan programs.

17.  Reserved.

18.  Qualified Mortgage. Each Mortgage Loan constitutes a "qualified mortgage"
     within the meaning of Section 860G(a)(3) of the Code (but without regard to
     Treasury Regulations Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision). Each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1)
     substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and
     such

                                      I-5

     interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (b) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (i) as of the
     Testing Date, or (ii) as of the Closing Date. For purposes of the previous sentence, (A) the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (B) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (1) such
     Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (2) such
     "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the
     Testing Date shall be the date upon which the latest such "significant modification" occurred. Each yield maintenance payment and prepayment premium payable under the Mortgage Loans is a "customary prepayment penalty" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

19.  Environmental Conditions and Compliance. One or more environmental site assessments or updates thereof were performed by an environmental consulting firm independent of the Seller or the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) or updates referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase
     I Environmental Site Assessment Process Designation: E 1527-00, as
     recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow greater than or equal to 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the Mortgagor has covenanted in the
     Mortgage Loan documents to perform such work), (ii) the related Mortgagor or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation,
     (iii) the Mortgagor has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and a qualified environmental consulting firm recommended no further investigation or remediation.

20.  Customary Mortgage Provisions. Each related Mortgage Note, Mortgage and
     Assignment of Leases (if contained in a document separate from the
     Mortgage) contain customary and enforceable provisions, subject to the limitations and exceptions set forth in paragraph (5) and applicable state law, for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the

                                      I-6

     Mortgaged Property of the benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure.

21.  Bankruptcy. At the time of origination and, to the actual knowledge of
     Seller as of the Cut-off Date, no Mortgagor is a debtor in, and no
     Mortgaged Property is the subject of, any state or federal bankruptcy or insolvency proceeding.

22.  Whole Loan; No Equity Participation, Contingent Interest or Negative
     Amortization. Except with respect to a Mortgage Loan that is part of a Loan
     Combination, each Mortgage Loan is a whole loan. None of the Mortgage Loans contain any equity participation, preferred equity component or shared appreciation feature by the mortgagee nor does any Mortgage Loan provide the mortgagee with any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

23.  Transfers and Subordinate Debt. Subject to certain exceptions which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each Mortgage Loan contains a "due on sale" or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage or complying with the requirements of the related
     Mortgage Loan documents, (a) the related Mortgaged Property, or any controlling or majority equity interest in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than as related to (i) family and estate planning transfers, (ii) transfers to certain affiliates as defined in the related Mortgage Loan documents, (iii)
     transfers of less than a controlling interest in a Mortgagor, (iv) a substitution or release of collateral within the parameters of paragraph
     (26) below, or, (v) the enforcement of rights by a mezzanine lender in connection with any mezzanine debt which existed or is permitted under the related Mortgage Loan documents, or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related
     Mortgaged Property, other than (i) any Non-Trust Mortgage Loan that is part of the same Loan Combination as any Mortgage Loan or any subordinate debt that existed at origination or is permitted under the related Mortgage Loan documents, (ii) debt secured by furniture, fixtures, equipment and other personal property in the ordinary course of business or (iii) any Crossed
     Loan that is part of the same Crossed Group as the subject Mortgage Loan.
     Except as related to (a)(i), (ii), (iii), (iv) or (v), above, no Mortgage
     Loan may be assigned by the Mortgagor to another entity without the mortgagee's consent.

24.  Waivers and Modification. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

25.  Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate of the originator during the 12 month period prior to the related origination date.

26.  Releases of Mortgaged Property. (A) Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage; and (B) the terms of the related
     Mortgage Loan documents do not permit the release of any portion of the
     Mortgaged Property from the lien of the Mortgage except (i) in consideration of payment in full therefor, (ii) in

                                      I-7

     connection with the substitution of all or a portion of the Mortgaged
     Property in exchange for delivery of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as
     amended, (iii) where such portion to be released was not considered material for purposes of underwriting the Mortgage Loan and such release was contemplated at origination, (iv) where such release is conditioned on the satisfaction of certain underwriting and other requirements, including payment of a release price representing adequate consideration for such
     Mortgaged Property or the portion thereof to be released, or (v) in connection with the substitution of a replacement property in compliance with REMIC Provisions.

27.  Local Law Compliance. To the Seller's actual knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, or other due diligence considered reasonable by prudent commercial and multifamily mortgage lenders, taking into account the location of the related Mortgaged Property, as of the date of origination of such Mortgage Loan and as of the Cut-off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (a) are not insured by the Title Policy or a law and ordinance insurance policy or (b) would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

28.  Improvements. To the Seller's actual knowledge based on the Title Policy or surveys obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged
     Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by the related Title Policy) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by the related
     Title Policy).

29.  Single Purpose Entity. With respect to each Mortgage Loan with a Cut-off
     Date Balance in excess of $5,000,000, the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property and assets incidental to its ownership and operation of such Mortgaged Property, and to hold itself out as being a legal entity, separate and apart from any other Person.

30.  Advance of Funds. (A) After origination, the Seller has not, directly or indirectly, advanced any funds to the Mortgagor, other than pursuant to the related Mortgage Loan documents; and (B) to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note.

31.  Litigation or Other Proceedings. As of the date of origination and, to the
     Seller's actual knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect (i) such Mortgagor's ability to pay its obligations under the Mortgage Loan, (ii) the security intended to be provided by the
     Mortgage Loan documents or (iii) the current use of the Mortgaged Property.

                                       I-8

32.  Trustee Under Deed of Trust. As of the date of origination, and, to the
     Seller's actual knowledge, as of the Cut-off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such
     Mortgage or may be substituted in accordance with the Mortgage and applicable law.

33.  Usury. The Mortgage Loan and the interest contracted for (exclusive of any default interest, late charges, yield maintenance charge or prepayment premiums) complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

34.  Other Collateral. Except with respect to the Non-Trust Mortgage Loan that is part of a Loan Combination or any Crossed Loan, to the Seller's
     knowledge, the related Mortgage Note is not secured by any collateral that secures a mortgage loan that is not in the Trust Fund.

35.  Flood Insurance. If the improvements on the Mortgaged Property are located in a federally designated special flood hazard area, the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect.

36.  Escrow Deposits. All escrow deposits and payments required to be deposited with the Seller or its agent in accordance with the Mortgage Loan documents have been (or by the Closing Date will be) so deposited, are in the possession of or under the control of the Seller or its agent (or, with respect to an Outside Serviced Trust Mortgage Loan, in the possession of or under the control of the Outside Trustee or its agent under the applicable
     Outside Servicing Agreement), and there are no deficiencies in connection therewith.

37.  Licenses and Permits. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions considering the related geographic area and properties comparable to the related Mortgaged Property, (i) as of the date of origination of the
     Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property, and, (ii) as of the Cut-off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations.

38.  Organization of Mortgagors; Affiliation with other Mortgagors. With respect to each Mortgage Loan, in reliance on certified copies of the organizational documents of the Mortgagor delivered by the Mortgagor in connection with the origination of such Mortgage Loan, the Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico. Except with respect to any Crossed Loan, no Mortgage Loan has a Mortgagor that is an affiliate of another Mortgagor.

39.  Fee Simple Interest. Except with respect to the Mortgage Loans listed on
     Schedule VI, the Mortgage Loan is secured in whole or in material part by the fee simple interest in the related Mortgaged Property.

40.  Recourse. Each Mortgage Loan is non-recourse to the related Mortgagor except that the Mortgagor has agreed to be liable with respect to losses incurred due to (i) fraud and/or other intentional material misrepresentation, (ii) misapplication or misappropriation of rents collected

                                      I-9

     in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the mortgagee or applied to the Mortgaged
     Property in the ordinary course of business, (iii) misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or
     (iv) breach of the environmental covenants in the related Mortgage Loan documents.

41.  Access; Tax Parcels. The related Mortgaged Property (a) is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, (b) is served by public utilities, water and sewer (or septic facilities) and (c) constitutes one or more separate tax parcels.

42.  Financial Statements. The related Mortgage requires the related Mortgagor to provide the mortgagee with operating statements and rent rolls on an annual (or more frequent) basis or upon written request.

43.  Defeasance. If the Mortgage Loan is a Defeasance Loan, the Mortgage Loan
     documents (A) permit defeasance (1) no earlier than two years after the
     Closing Date, and (2) only with substitute collateral constituting
     "government securities" within the meaning of Treasury Regulations Section
     1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note through the related maturity date (or the first day of such Mortgage Loan's "open period") and the balloon payment that would be due on such date, (B) require the delivery of (or otherwise contain provisions pursuant to which the mortgagee can require delivery of) (i) an opinion to the effect that such mortgagee has a first priority perfected security interest in the defeasance collateral, (ii) an accountant's certification as to the adequacy of the defeasance collateral to make all payments required under the related Mortgage Loan through the related maturity date (or the first day of such Mortgage Loan's "open period") and the balloon payment that would be due on such date, (iii) an Opinion of
     Counsel that the defeasance complies with all applicable REMIC Provisions, and (iv) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates and (C) contain provisions pursuant to which the mortgagee can require the Mortgagor to pay expenses associated with a defeasance (including rating agencies' fees, accountants' fees and attorneys' fees). Such Mortgage Loan was not originated with the intent to collateralize a REMIC offering with obligations that are not real estate mortgages.

44.  Authorization in Jurisdiction. To the extent required under applicable law and necessary for the enforcement of the Mortgage Loan, as of the date of origination and at all times it held the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located.

45.  Capital Contributions. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the
     Mortgage Loan documents.

46.  Subordinate Debt. Except with respect to any Non-Trust Mortgage Loan that is part of a Loan Combination or any Crossed Loan, none of the Mortgaged
     Properties are encumbered and none of the Mortgage Loan documents permit the related Mortgaged Property to become encumbered without the prior written consent of the holder of the Mortgage Loan or as described above in paragraph (23), by any lien securing the payment of money junior to, of equal priority with, or superior to, the lien of the related Mortgage
     (other than Title Exceptions, taxes, assessments and contested mechanics and materialmen's liens that become payable after the Cut-off Date).

                                      I-10

47.  Location of Properties Securing Multifamily Mortgage Loans. Each Mortgaged
     Property securing a Mortgage Loan in Loan Group No. 2 (the "Multifamily
     Loan Group") is located in the United States or in its territories (Puerto
     Rico, the U.S. Virgin Islands, Guam).

48.  Number of Units at Multifamily Properties. Each Mortgage Loan in the
     Multifamily Loan Group is secured by a Mortgaged Property or properties each of which contains at least five dwelling units.

49.  Multifamily Property Construction Completed. Each Mortgaged Property that relates to a Mortgage Loan in the Multifamily Loan Group and that is improved by a newly-constructed multifamily apartment building has achieved the percentage of occupancy indicated in Annex A to the Prospectus
     Supplement.

50.  Multifamily Dwelling Units. The borrower under each Mortgage Loan in the
     Multifamily Loan Group has represented that all dwelling units in the related Mortgaged Property are self-contained living units, each of which includes a kitchen and a bathroom.

51.  Mixed Use Multifamily Properties. Each Mortgage Loan in the Multifamily
     Loan Group is secured by a Mortgaged Property that has both a housing component and a non-housing component meeting all of the following requirements:

     A.   The physical plan consists of:

          (A)  A single structure; or

          (B)  Multiple structures, some of which contain mixed uses but none of which is entirely non-residential; or

          (C)  Multiple structures most of which are entirely residential, but one or a small number of which consist of retail stores primarily intended to serve residents of the project.

     B.   The aggregate gross commercial income does not exceed 20% of the estimated total gross income.

52.  Multifamily RV parks. No Mortgage Loan in the Multifamily Loan Group is secured by a Mortgage on a manufactured housing park with respect to which the aggregate gross income from homesites for dwelling units that are not permanently attached to homesites, such as recreational vehicles, does not exceed 20% of the estimated total gross income.

53.  Multifamily Property Types. Except for any portion of a Mortgaged Property that contains non-residential uses identified in paragraph (52) above, all of the properties securing the Mortgage Loans in the Multifamily Loan Group are being operated as multifamily rental housing (which may include student housing, seniors housing, or mixed-use properties), cooperative housing or manufactured housing parks and none of the Mortgaged Properties securing the Mortgage Loans in the Multifamily Loan Group are hotel properties or provide daily rentals.

54.  Multifamily Use. The Mortgage Loan documents for each Mortgage Loan in the
     Multifamily Loan Group contains covenants that prohibit a change of use of the related Mortgaged Property without the mortgagee's prior consent.

                                      I-11

55.  Franchisor Comfort Letters. With respect to each Mortgage Loan secured by a hospitality property with respect to which a franchisor comfort letter exists, (A) (i) such comfort letter is freely assignable and (ii) all steps necessary for the Trust to have the full benefit of the comfort letter have been taken or shall be taken by the Seller within the timeframes contemplated under such comfort letter, including, without limitation, notification by the Seller to the franchisor of any such assignment, or (B)
     the related franchisor has delivered to the Trustee a replacement comfort letter in favor of the Trust containing the same terms and conditions as the original comfort letter.

                                      I-12

                             ANNEX A (TO SCHEDULE I)

            Mortgage Loans as to Which the Related Mortgagor Obtained
                    a Lender's Environmental Insurance Policy

                                     [NONE.]

                                      I-13

                                   SCHEDULE II

                   GROUND LEASE REPRESENTATIONS AND WARRANTIES

          With respect to each Mortgage Loan secured by a leasehold interest
(except with respect to any Mortgage Loan also secured by the corresponding fee interest in the related Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground Lease:

     1.   Such Ground Lease or a memorandum thereof has been or will be duly recorded and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the
          Closing Date.

     2.   Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the mortgagee and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

     3.   Subject to the limitations on enforceability set forth in Paragraph 5 of Schedule I, such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except that termination or cancellation without such consent may be binding on the mortgagee if
          (i) an event of default occurs under the Ground Lease, (ii) notice is provided to the mortgagee and (iii) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

     4.   To the actual knowledge of the Seller, on the Closing Date such Ground
          Lease is in full force and effect and other than payments due but not yet 30 days or more delinquent, (i) there is no material default, and
          (ii) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller elsewhere in Schedule I and this
          Schedule II to this Agreement or in any of the exceptions to the representations and warranties in Schedule III and Schedule IV to this
          Agreement.

     5.   The Ground Lease or ancillary agreement between the lessor and the lessee (i) requires the lessor to give notice of any default by the lessee to the mortgagee and (ii) provides that no notice given is effective against the mortgagee unless a copy has been delivered to the mortgagee in the manner described in the ground lease or ancillary agreement.

     6.   Based on the Title Policy, the Ground Lease (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the
          Mortgage, other than the ground lessor's fee interest and Title
          Exceptions or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject.

                                      II-1

     7.   The mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease) to cure any curable default under such
          Ground Lease after receipt of notice of such default before the lessor thereunder may terminate such Ground Lease.

     8.   Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the Stated Maturity Date or if such Mortgage Loan is fully amortizing, extends not less than 10 years after the amortization term for the Mortgage Loan.

     9.   Under the terms of the Ground Lease and the related Mortgage Loan documents (including, without limitation, any estoppel or consent letter received by the mortgagee from the lessor), taken together, any related insurance proceeds or condemnation award (other than de minimis amounts for minor casualties or in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged
          Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any commercial mortgage lender, taking into account the relative duration of the Ground Lease and the related Mortgage and the ratio of the market value of the related
          Mortgaged Property to the outstanding principal balance of such
          Mortgage Loan).

     10.  The Ground Lease does not restrict the use of the related Mortgaged
          Property by the lessee or its successors or assigns in a manner that would materially adversely affect the security provided by the related mortgage.

     11.  The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial mortgage lender.

     12.  The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

                                      II-2

                                  SCHEDULE III

          EXCEPTIONS TO GENERAL MORTGAGE REPRESENTATIONS AND WARRANTIES

  REPRESENTATION                               DESCRIPTION OF EXCEPTION
-------------------   -------------------------------------------------------------------------

        (31)          Loan No. 17 (Hilton Garden Inn). The Mortgagor has threatened litigation
LITIGATION OR OTHER   against Goldman Sachs Commercial Mortgage Capital, L.P., as originator,
    PROCEEDINGS       alleging a breach of the interest rate lock agreement entered into prior to the origination of the Mortgage Loan and has alleged damages of
                      $2,000,000. Goldman Sachs Commercial Mortgage Capital, L.P. believes the allegations are without merit and intends to vigorously defend any claim brought by the Mortgagor.

        (38)          Loan No. 10 (Copper Beech Townhomes II - Columbia) and Loan No. 43
 ORGANIZATION OF &    (Copper Beech Townhomes II - Allendale). The Mortgagors of these Mortgage
  AFFILIATION WITH    Loans have the same sponsor.
     MORTGAGORS

        (39)          Loan No. 1 (One Liberty Plaza). The Mortgaged Property is a condominium.
FEE SIMPLE INTEREST   The Mortgagor holds the fee interest with respect to most of the units and a leasehold and reversionary interest with respect to the others. The leasehold units revert to the Mortgagor upon termination of the lease for any reason.

                      Loan No. 23 (Libbey Distribution Building). The Mortgagor holds a leasehold interest with respect to the Mortgaged Property.

        (41)          Loan No. 2 (Scottsdale Fashion Square). One of the tax parcels occupied
Access; Tax Parcels   by the Mortgaged Property is shared with another parcel (the "Release
                      Parcel"). The Release Parcel is owned by Scottsdale Fashion Square
                      Partnership, which is also the direct owner of 100% of the membership interest in the Mortgagor. Scottsdale Fashion Square Partnership has
                      entered into a recorded agreement pursuant to which it agrees to pay to
                      Mortgagor its allocable portion of the taxes assessed against the shared parcel. This agreement runs with the land and would be enforceable by any successor owner of the Mortgaged Property. The Release Parcel will undergo renovation, which may require an adjustment of the lot line between the Release Parcel and the Mortgaged Property. As such, the loan documents provide for the release of a certain non-material portions of the collateral to facilitate such adjustment. Within 12 months of the date of origination of the Mortgage Loan, the Mortgagor is required to complete and such adjustment of the lot line and to bifurcate the existing tax lot such that no portion of the Mortgaged Property is part of a tax lot that also includes any real property that is not collateral for the Mortgage Loan.

                      Loan No. 37 (Fairlane Green Phase II). The Mortgaged Property does not constitute a separate tax parcel. The process is underway to cause the parcel to be recognized and assessed as a separate tax parcel.

g

                                      III-1

                                          SCHEDULE IV

                   EXCEPTIONS TO GROUND LEASE REPRESENTATIONS AND WARRANTIES

Loan No. 1 (One Liberty Plaza).  Leasehold (with reversionary fee interest in certain units of the Mortgaged Property) in
                                 certain parcels of the Mortgaged Property.

Loan No. 23 (Libbey Distribution Building). Leasehold.

                                      IV-1

                                   SCHEDULE V

                               MERS MORTGAGE LOANS

LOAN NUMBER   PROPERTY NAME
-----------   ------------------------------------------------
    1         One Liberty Plaza
    2         Scottsdale Fashion Square
    6         Bush Terminal
    10        Copper Beech Townhomes II - Columbia
    17        Hilton Garden Inn
    20        Technology Park
    23        Libbey Distribution Building
    29        Plaza Tower
    36        US Bank Building
    37        Fairlane Green Phase II
    43        Copper Beech Townhomes II - Allendale
    46        Puckett Plaza
    49        Hanover Square North
    54        Oaks Tower and Gardens
    55        The Forum at Cherry Creek
    57        Emergisoft Plaza
    61        Albany Square
    68        Commonwealth Shopping Center
    72        North Mar Center
    74        Piedmont Park Medical Center
    78        Shoppes at Tanglewood
    86        National Market Center - Commons Retail Building
    89        421 Germantown Pike
    92        University Place
    94        Willmar Shoppes Retail Center

                                       V-1

                                   SCHEDULE VI

                      MORTGAGE LOANS SECURED BY A LEASEHOLD
                    INTEREST IN ALL OR A MATERIAL PORTION OF
                         THE RELATED MORTGAGED PROPERTY

                                One Liberty Plaza
                          Libbey Distribution Building

                                      VI-1

                                    ANNEX A

                             MORTGAGE LOAN SCHEDULE

                                   Annex A-1

             MORTGAGE LOAN  LOAN GROUP
LOAN NUMBER     SELLER        NUMBER                         LOAN / PROPERTY NAME
----------------------------------------------------------------------------------------

     1           GSMC            1      One Liberty Plaza
     2           GSMC            1      Scottsdale Fashion Square
     6           GSMC            1      Bush Terminal (Note 6)
                                        Building 1
                                        Building 2
                                        Building 3
                                        Building 4
                                        Building 5
                                        Building 6
                                        Building 7
                                        Building 8
                                        Building 9
                                        Building 10
                                        Building 19
                                        Building 20
                                        Building 22
                                        Building 23
                                        Building 24
                                        Building 26
    10           GSMC            2      Copper Beech Townhomes II - Columbia
    17           GSMC            1      Hilton Garden Inn
    20           GSMC            1      Technology Park
    23           GSMC            1      Libbey Distribution Building
    29           GSMC            1      Plaza Tower
    36           GSMC            1      US Bank Building
    37           GSMC            1      Fairlane Green Phase II
    43           GSMC            2      Copper Beech Townhomes II - Allendale
    46           GSMC            1      Puckett Plaza
    49           GSMC            1      Hanover Square North
    54           GSMC            1      Oaks Tower and Gardens
    55           GSMC            1      The Forum at Cherry Creek
    57           GSMC            1      Emergisoft Plaza
    61           GSMC            1      Albany Square
    68           GSMC            1      Commonwealth Shopping Center
    72           GSMC            1      North Mar Center
    74           GSMC            1      Piedmont Park Medical Center
    78           GSMC            1      Shoppes at Tanglewood
    86           GSMC            1      National Market Center - Commons Retail Building
    89           GSMC            1      421 Germantown Pike
    92           GSMC            1      University Place
    94           GSMC            1      Willmar Shoppes Retail Center

LOAN NUMBER                         PROPERTY ADDRESS                          CITY        STATE  ZIP CODE    COUNTY
---------------------------------------------------------------------------------------------------------------------

     1       One Liberty Plaza                                          New York            NY     10006   New York
     2       7014-7590 East Camelback Road                              Scottsdale          AZ     85251   Maricopa
     6       Various                                                    Brooklyn            NY     11232   Kings
             203, 233, 241, 269, 37th Street                            Brooklyn            NY     11232   Kings
             220, 254 36th Street                                       Brooklyn            NY     11232   Kings
             219, 253, 36th Street and 920 Third Avenue                 Brooklyn            NY     11232   Kings
             34, 68, 88, 35th Street                                    Brooklyn            NY     11232   Kings
             33-87 35th Street and 920-944 3rd Avenue                   Brooklyn            NY     11232   Kings
             34, 68, 88 34th Street                                     Brooklyn            NY     11232   Kings
             33, 67, 87 34th Street                                     Brooklyn            NY     11232   Kings
             32, 68, 86 33rd Street                                     Brooklyn            NY     11232   Kings
             21, 55, 83 33rd Street                                     Brooklyn            NY     11232   Kings
             882 3rd Avenue                                             Brooklyn            NY     11232   Kings
             148, 168 39th Street and 3906 2nd Avenue                   Brooklyn            NY     11232   Kings
             147, 167 41st Street and 4002 2nd Avenue                   Brooklyn            NY     11232   Kings
             80 39th Street                                             Brooklyn            NY     11232   Kings
             76 39th Street                                             Brooklyn            NY     11203   Kings
             52 39th Street                                             Brooklyn            NY     11232   Kings
             4014 1st Avenue                                            Brooklyn            NY     11232   Kings
    10       1051 Southern Drive                                        Columbia            SC     29201   Richland
    17       3950 Fair Ridge Drive                                      Fairfax             VA     22033   Fairfax
    20       30 Community Drive                                         South Burlington    VT     05403   Chittenden
    23       5001 Greenwood Road                                        Shreveport          LA     71109   Caddo
    29       111 2nd Avenue Northeast                                   St. Petersburg      FL     33701   Pinellas
    36       422 & 428 West Riverside Avenue                            Spokane             WA     99201   Spokane
    37       3349 Fairlane Drive                                        Allen Park          MI     48101   Wayne
    43       10295 48th Avenue                                          Allendale           MI     49401   Ottawa
    46       3440 Bell Street                                           Amarillo            TX     79109   Randall
    49       7230 Bell Creek Road                                       Mechanicsville      VA     23111   Hanover
    54       1100, 1101 & 1102 Kermit Drive                             Nashville           TN     37217   Davidson
    55       425 South Cherry Street                                    Glendale            CO     80246   Arapahoe
    57       524 East Lamar Boulevard                                   Arlington           TX     76011   Tarrant
    61       4445 - 4453 North Pulaski Road                             Chicago             IL     60630   Cook
    68       1020 Edgewood Avenue North                                 Jacksonville        FL     32254   Duval
    72       3843-4013 East Market Street                               Warren              OH     44484   Trumbull
    74       197 & 205 Piedmont Boulevard and 223 South Herlong Avenue  Rock Hill           SC     29732   York
    78       103 Tanglewood Parkway                                     Elizabeth City      NC     27909   Pasquotank
    86       10340 Baltimore Street Northeast                           Blaine              MN     55449   Anoka
    89       421 West Germantown Pike                                   Plymouth Meeting    PA     19462   Montgomery
    92       401-415 West University Drive                              Denton              TX     76201   Denton
    94       2319 & 2323 South First Street                             Willmar             MN     56201   Kandiyohi

                                     CROSS
                                COLLATERALIZED                     MASTER
               CUT-OFF DATE     (MORTGAGE LOAN                  SERVICING FEE  ARD LOAN
LOAN NUMBER  PRINCIPAL BALANCE       GROUP)      MORTGAGE RATE      RATE       (YES/NO)?  ARD  ADDITIONAL INTEREST RATE AFTER ARD
---------------------------------------------------------------------------------------------------------------------------------

      1         250,000,000.00          No          6.1390%        0.0300%         No
      2         225,000,000.00          No          5.6592%        0.0300%         No
      6          50,000,000.00          No          6.2800%        0.0300%         No

     10          36,936,000.00          No          6.2700%        0.0800%         No
     17          27,320,000.00          No          7.1200%        0.0800%         No
     20          21,350,000.00          No          6.3700%        0.0700%         No
     23          19,000,000.00          No          5.6900%        0.1100%         No
     29          15,300,000.00          No          6.4500%        0.0900%         No
     36          13,900,000.00          No          6.7500%        0.0800%         No
     37          13,700,000.00          No          6.7000%        0.0800%         No
     43          11,896,000.00          No          6.2700%        0.0800%         No
     46          10,700,000.00          No          6.6400%        0.0800%         No
     49           9,661,091.15          No          6.7100%        0.0800%         No
     54           8,100,000.00          No          6.3500%        0.0800%         No
     55           8,035,000.00          No          6.7300%        0.0800%         No
     57           7,760,000.00          No          6.5300%        0.1300%         No
     61           7,300,000.00          No          6.5600%        0.0800%         No
     68           6,650,000.00          No          6.6600%        0.0800%         No
     72           5,360,000.00          No          6.4700%        0.0800%         No
     74           5,300,000.00          No          6.3700%        0.0700%         No
     78           4,990,371.15          No          6.1900%        0.1300%         No
     86           4,032,218.75          No          6.6700%        0.1000%         No
     89           3,875,000.00          No          6.3900%        0.0800%         No
     92           3,550,000.00          No          6.6900%        0.1300%         No
     94           3,275,000.00          No          5.9700%        0.0800%         No

               INTEREST
                RESERVE                                                                                            ORIGINAL TERM
             MORTGAGE LOAN                                                          PERIODIC PAYMENT ON FIRST DUE  TO MATURITY /
LOAN NUMBER    (YES/NO)?        LOAN TYPE       GRACE PERIOD  STATED MATURITY DATE       DATE AFTER CLOSING        ARD (MONTHS)
--------------------------------------------------------------------------------------------------------------------------------

     1             No       Partial IO/Balloon   0 (Note 1)         08/06/17                 1,278,958.33               119
     2             No         Interest Only       (Note 2)          07/06/13                 1,061,100.00                72
     6             No         Interest Only       (Note 2)          09/06/17                   261,666.67               119

    10              No      Partial IO/Balloon        0             09/06/17                   192,990.60               120
    17              No      Partial IO/Balloon        0             01/06/18                   162,098.67               120
    20              No      Partial IO/Balloon        5             01/01/18                   113,332.92               120
    23              No        Interest Only           0             07/06/17                    90,091.67               120
    29              No      Partial IO/Balloon        5             02/01/18                    82,237.50               120
    36              No      Partial IO/Balloon        0             09/06/17                    78,187.50               120
    37              No      Partial IO/Balloon   5 (Note 4)         03/06/18                    76,491.67               120
    43              No      Partial IO/Balloon        0             09/06/17                    62,156.60               120
    46              No      Partial IO/Balloon   5 (Note 4)         11/06/17                    59,206.67               120
    49              No           Balloon              0             11/06/17                    62,656.33               120
    54              No      Partial IO/Balloon        0             09/06/17                    42,862.50               120
    55              No      Partial IO/Balloon        0             12/06/17                    45,062.96               120
    57              No        Interest Only           0             07/06/14                    42,227.33                84
    61              No      Partial IO/Balloon        0             12/06/17                    39,906.67               120
    68              No      Partial IO/Balloon        0             12/06/17                    36,907.50               120
    72              No      Partial IO/Balloon        0             09/06/17                    28,899.33               120
    74              No      Partial IO/Balloon        5             02/01/18                    28,134.17               120
    78              No           Balloon             15             02/06/18                    30,591.01               120
    86              No           Balloon              0             03/06/18                    25,956.72               120
    89              No      Partial IO/Balloon        0             01/06/18                    20,634.38               120
    92              No      Partial IO/Balloon        0             12/06/17                    19,791.25               120
    94              No      Partial IO/Balloon        0             02/06/18                    16,293.13               120

             REMAINING TERM TO   STATED ORIGINAL    STATED REMAINING
               MATURITY / ARD   AMORTIZATION TERM  AMORTIZATION TERM  DEFEASANCE LOAN  BORROWER'S   PROPERTY  PROPERTY SIZE
LOAN NUMBER      (MONTHS)           (MONTHS)            (MONTHS)         (YES/NO)?      INTEREST      SIZE        TYPE
---------------------------------------------------------------------------------------------------------------------------

      1             112                 360                360          Yes            Fee Simple  2,187,786       SF
      2              63            Interest Only      Interest Only     Yes            Fee Simple  1,320,041       SF
      6             113            Interest Only      Interest Only     Yes            Fee Simple  5,985,990       SF
                                                                                       Fee Simple    316,477       SF
                                                                                       Fee Simple    335,694       SF
                                                                                       Fee Simple    335,504       SF
                                                                                       Fee Simple    398,121       SF
                                                                                       Fee Simple    288,273       SF
                                                                                       Fee Simple    439,591       SF
                                                                                       Fee Simple    335,767       SF
                                                                                       Fee Simple    463,644       SF
                                                                                       Fee Simple    259,629       SF
                                                                                       Fee Simple    354,494       SF
                                                                                       Fee Simple    686,056       SF
                                                                                       Fee Simple    663,884       SF
                                                                                       Fee Simple    221,900       SF
                                                                                       Fee Simple    178,575       SF
                                                                                       Fee Simple    310,001       SF
                                                                                       Fee Simple    398,380       SF
     10             113                 360                360          Yes            Fee Simple        278     Units
     17             117                 360                360          Yes            Fee Simple        149     Rooms
     20             117                 360                360          Yes            Fee Simple    272,366       SF
     23             111            Interest Only      Interest Only     Yes            Leasehold     646,000       SF
     29             118                 360                360          Yes            Fee Simple    184,480       SF
     36             113                 360                360          Yes            Fee Simple    182,380       SF
     37             119                 360                360          Yes            Fee Simple    118,950       SF
     43             113                 360                360          Yes            Fee Simple         82     Units
     46             115                 360                360          Yes            Fee Simple    133,735       SF
     49             115                 360                355          Yes            Fee Simple     73,440       SF
     54             113                 360                360          Yes            Fee Simple    167,315       SF
     55             116                 360                360          No             Fee Simple     83,178       SF
     57              75            Interest Only      Interest Only     Yes (Note 5)   Fee Simple     93,901       SF
     61             116                 360                360          Yes            Fee Simple     30,613       SF
     68             116                 360                360          Yes            Fee Simple     81,467       SF
     72             113                 360                360          Yes            Fee Simple     62,192       SF
     74             118                 360                360          No             Fee Simple     42,207       SF
     78             118                 360                358          Yes            Fee Simple     34,300       SF
     86             119                 360                359          Yes            Fee Simple     15,737       SF
     89             117                 360                360          Yes            Fee Simple      9,773       SF
     92             116                 360                360          Yes            Fee Simple     17,711       SF
     94             118                 360                360          Yes            Fee Simple     35,564       SF

                                                                                       ESCROWED
                                                                                     REPLACEMENT                  ESCROWED TI/LC
                                                                        ESCROWED      RESERVES    ESCROWED TI/LC     RESERVES
                                                                      REPLACEMENT      CURRENT       RESERVES         CURRENT
                                 ESCROWED ANNUAL   ESCROWED ANNUAL     RESERVES        ANNUAL         INITIAL         ANNUAL
LOAN NUMBER  LOCKBOX (YES/NO)?  REAL ESTATE TAXES     INSURANCE     INITIAL DEPOSIT    DEPOSIT        DEPOSIT         DEPOSIT
--------------------------------------------------------------------------------------------------------------------------------

      1             Yes                Yes               Yes                  0              0              0              0
      2             Yes                Yes               Yes                  0              0              0              0
      6             Yes                Yes               No                   0              0              0              0

     10             No                 Yes               Yes              6,950         83,400            NAP            NAP
     17             No                 Yes               No              26,710        320,515            NAP            NAP
     20             No                 Yes               Yes              2,270         27,237         12,917        155,000
     23       Yes - Springing          No                No                   0              0              0              0
     29             No                 Yes               Yes              2,400         28,803          6,833         81,996
     36             No                 Yes               Yes              2,777         33,321              0              0
     37             No                 Yes               No                   0              0              0              0
     43             No                 Yes               Yes              2,050         24,600            NAP            NAP
     46             No                 Yes               Yes              2,006         24,072        300,000              0
     49             No                 Yes               Yes                918         11,016          1,196         14,352
     54             No                 Yes               Yes              4,782         57,390              0              0
     55             No                 Yes               Yes              1,664         19,963        200,000              0
     57             No                 Yes               Yes                783          9,390        225,000              0
     61             No                 Yes               Yes                653          7,834              0              0
     68             No                 Yes               Yes              1,358         16,293          3,500         42,000
     72             No                 Yes               Yes              1,037         12,438          2,083         25,000
     74             No                 Yes               Yes                528          6,331        100,000              0
     78             No                 Yes               Yes                  0              0              0              0
     86             No                 Yes               Yes                  0              0              0              0
     89             No                 Yes               Yes                733          8,796            855         10,262
     92             No                 Yes               Yes                162          1,948          1,107         13,284
     94             No                 Yes               Yes                  0              0              0              0

               INITIAL
               DEFERRED      INITIAL
             MAINTENANCE  ENVIRONMENTAL
LOAN NUMBER    DEPOSIT       DEPOSIT     HOLDBACK AMOUNT    LOC    ENVIRONMENTAL INSURANCE POLICY
-------------------------------------------------------------------------------------------------

      1              0           0                                                No
      2              0           0                                                No
      6              0           0                                                No

     10              0           0                                                No
     17         32,750           0                                                No
     20              0           0                                                No
     23              0           0                                                No
     29              0         625                                                No
     36              0           0                                                No
     37              0           0                                                No
     43              0           0                                                No
     46          8,078           0                                                No
     49              0           0                        500,000                 No
     54         94,806           0                                                No
     55              0           0                                                No
     57              0           0                                                No
     61         10,000           0                                                No
     68         87,681           0                                                No
     72              0           0                                                No
     74              0           0                                                No
     78              0           0                                                No
     86              0           0                         56,000                 No
     89         18,125           0                                                No
     92              0           0                                                No
     94              0           0                                                No